SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Tri City Bankshares Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate  number  of  securities  to  which   transaction applies:

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         3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by  Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

                 ---------------------------------------------------------------
        2)       Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------
        3)       Filing Party:

                 ---------------------------------------------------------------
        4)       Date Filed:

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



                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154
                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 9, 1999



TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 9, 1999 at 9:30 a.m., for the following purposes:

(1) To elect thirteen members of the Board of Directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and qualified; and

(2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 20, 1999, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,


/s/ Scott A. Wilson
---------------------------
Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 4, 1999

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT

                           ----------------------------







This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 9, 1999, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, telegraph, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is May 4, 1999.

Shareholders are asked to complete, sign, and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may also be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 20, 1999 (the "Record Date"), will be entitled to vote at the meeting. There were 2,524,812 shares of the Common Stock of the Corporation outstanding on that date, each share being entitled to one vote.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the Annual Meeting.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 3, 1999, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                 Amount and Nature
                                 of Beneficial              Percent of
Name of Beneficial Owner         Ownership (1)              Class (2)
------------------------         -----------------          ---------

Frank J. Bauer                   26,275 Shares (3)            1.041%

Sanford Fedderly                 71,241 Shares (4)            2.822%

William Gravitter               206,137 Shares (5)            8.164%

Henry Karbiner, Jr               67,105 Shares (6)            2.658%

Christ Krantz                    64,985 Shares                2.574%

Rudie L. Lauterbach              15,024 Shares                  *

William P. McGovern              12,000 Shares (7)              *

Robert W. Orth                    8,967 Shares (8)              *

Ronald K. Puetz                  10,864 Shares (9)              *

John M. Rupcich                  12,747 Shares (10)             *

David A. Ulrich               1,059,636 Shares (11)          41.968%

David A. Ulrich, Jr              49,232 Shares                1.950%

William J. Werry                 34,412 Shares (12)           1.363%

Scott A. Wilson                  10,524 Shares (13)             *

All directors and officers    1,652,855 Shares               65.464%
as a group (16 persons)
---------------------

*     Less than 1%.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

(2) Percentages are based upon the 2,524,812 shares issued and outstanding as of March 3, 1999.


(3) Includes 2,623 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 923 shares registered in the name of Mrs. Bauer.

(4) Includes 35,180 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust, 33,996 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA") for the benefit of Mr. Fedderly.

(5)      Includes 3,850 shares registered in the name of Mrs. Gravitter.

(6) Includes 5,500 shares registered in the name of Mrs. Karbiner, and 11,785 shares and 321 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

(7) Includes 2,880 shares registered in the name of Mr. McGovern and his wife as joint tenants, as to which Mr. McGovern has shared voting and investment power.

(8) Includes 1,364 shares in accounts for Mr. Orth's children for which he is custodian.

(9) Includes 785 shares registered in the name of Mrs. Puetz and 2,144 shares held in a self-directed IRA for the benefit of Mr. Puetz.

(10) Includes 7,601 shares registered in the name of Mr. Rupcich and his wife as joint tenants, as to which Mr. Rupcich has shared voting and investment power.

(11) Mr. Ulrich passed away on September 30, 1998. His shares are held in a trust, which was established prior to his death and is controlled by three persons, including Mrs. Ulrich. Included are 130,367 shares registered in the name of Mrs. Ulrich. Also includes 8,233 shares registered in the name of N.D.C. Inc., of which Mr. Ulrich was President and principal shareholder, and 40,969 shares and 1,137 shares held in self-directed IRAs for the benefit of Mr. Ulrich and Mrs. Ulrich, respectively. Also includes 204,668 shares held under Stockholders' Agreements with members of Mr. Ulrich's family.

(12) Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,340 shares registered in the name of Mrs. Werry.

(13) Includes 6,062 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power, and 3,156 shares and 1,306 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs.
         Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the thirteen (13) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following thirteen (13) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. All of the persons nominated as directors are currently directors of the Corporation and were elected at the last annual meeting held on June 10, 1998, for a one year term which expires at the 1999 Annual Meeting. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                           Director        Principal Occupation During the
       Name                 Since    Age   Past 5 Years and Other Directorships
       ----                --------  ---   -------------------------------------
Frank J. Bauer...........    1990     72   Director of the Corporation.President
                                           of Frank Bauer Construction Company,
                                           Inc. Director of  Tri  City  National
                                           Bank.

Sanford Fedderly ........    1980     64   Director of the Corporation.  Retired
                                           Registered Pharmacist. Retired
                                           President of Tri City Pharmacy, Inc.,
                                           Oak Creek, Wisconsin.   Director  of
                                           Tri City National Bank.

William Gravitter .......    1980     70   Director of the Corporation.President
                                           of Hy-View Mobile Home Park. Director
                                           of Tri City National Bank.

Henry Karbiner, Jr ......    1980     58   President,  Chief  Executive  Officer
                                           and Chairman  of  the  Board  of  the
                                           Corporation  since  October 14, 1998.
                                           Treasurer  and  a   Director  of  the
                                           Corporation. Executive Vice President
                                           and Secretary of the Corporation from
                                           January 5, 1989 to October 14, 1998.
                                           Chairman of the Board, President and
                                           Chief Executive Officer of  Tri  City
                                           National Bank since October 14, 1998.

Christ Krantz ...........    1980     74   Director of the Corporation.President
                                           of Krantz Realty, Inc. ,  which  owns
                                           Days Inn, Wauwatosa, Wisconsin.  Vice
                                           President and Secretary of KRK, Inc.,
                                           which  owns  Ramada   Airport  Motel,
                                           Milwaukee,   Wisconsin.    Partner in
                                           Veterans  Linen  Supply  Company.
                                           Director of Tri City National Bank.

Rudie L. Lauterbach .....    1980     83   Director of  the  Corporation.  Semi-
                                           retired, Independent Accountant, Elm
                                           Grove, Wisconsin.Director of Tri City
                                           National Bank.

William P. McGovern .....    1980     83   Director  of  the  Corporation. Semi-
                                           retired Attorney-at-Law, Milwaukee,
                                           Wisconsin.

Robert W. Orth ..........    1996     52   Senior Vice President and a  Director
                                           of  the  Corporation  since   1996.
                                           Executive Vice  President of Tri City
                                           National Bank since 1996. Senior Vice
                                           President of Bank One, Milwaukee, NA
                                           from 1979 to 1996.

Ronald K. Puetz .........    1988     50   Senior Vice President and a  Director
                                           of the Corporation. Executive Vice
                                           President and Director  of  Tri  City
                                           National Bank.

John M. Rupcich .........    1993     53   Director of the Corporation.President
                                           and a Director of N.D.C., Inc.
                                           Executive  Vice  President, Treasurer
                                           and a Director  of Mega  Marts,  Inc.
                                           Director of Tri City National Bank.

David A. Ulrich, Jr .....    1997     38   Director  of  the  Corporation  since
                                           1997.Vice President and a Director of
                                           Mega Marts, Inc. and  Vice  President
                                           and  a  Director  of  N.D.C.,  Inc.
                                           Responsible for  property  management
                                           and  construction  projects  of  said
                                           corporations.

William J. Werry ........    1980     72   Director  of the Corporation. Retired
                                           Unit  President  of Tri City National
                                           Bank. Director  of  Tri City National
                                           Bank.

Scott A. Wilson .........    1990     52   Secretary of  the  Corporation  since
                                           October 14,1998.Senior Vice President
                                           and  a  Director of the  Corporation.
                                           Executive  Vice  President  and  a
                                           Director of Tri City National Bank.

There is a family relationship between two of the nominees for directorship. Mr. Bauer is Mr. Ulrich's uncle.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Karbiner, Krantz and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 1998, the Executive Committee held four meetings. The Audit Committee is composed of Messrs. Fedderly, Krantz, Lauterbach, McGovern and Werry and its function is (a) to review the results of audits of the Corporation and its subsidiaries performed by the Corporation's internal auditors, (b) to meet with, and review the results of audits of the Corporation and its subsidiaries performed by the Corporation's independent public accountants, and (c) to recommend the selection of independent public accountants. The Audit Committee held three meetings during 1998. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the thirteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 1998. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 1998, except for Mr. Gravitter who attended 50% of those meetings.

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries to each of the most highly compensated executive officers of the Corporation whose cash compensation exceeded $100,000 during the fiscal years ended December 31, 1998, 1997 and 1996.


                           SUMMARY COMPENSATION TABLE


       Name and                      Annual Compensation    All Other
  Principal Position ......   Year   Salary($)  Bonus($)   Compensation ($)(1)
---------------------------   ----   --------   --------   --------

David A. Ulrich, ..........   1998   $306,942   $ 41,943   $      0
President and Chief .......   1997    365,100     74,130      8,000
Executive Officer (2) .....   1996    330,041     64,170      7,500

Henry Karbiner, Jr., ......   1998    280,176     60,258      8,000
President, Chief Executive    1997    257,959     53,235      8,000
Officer and Treasurer (3) .   1996    235,008     46,110      7,500

Robert W. Orth, ...........   1998    143,391     30,778      8,000
Senior Vice ...............   1997    134,994     27,720      4,465
President .................   1996     97,972     20,250          0

Ronald K. Puetz, ..........   1998    144,114     30,756      8,000
Senior Vice ...............   1997    132,808     27,195      7,482
President .................   1996    112,552     21,837      6,274

Scott A. Wilson, ..........   1998    131,484     27,632      7,247
Senior Vice ...............   1997    123,138     24,885      6,922
President and Secretary (4)   1996    106,799     20,684      5,952
---------

(1) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.
(2) Mr. Ulrich passed away on September 30, 1998.
(3) Mr. Karbiner became President and Chief Executive Officer of the Corporation effective October 14, 1998.
(4) Mr. Wilson became Secretary of the Corporation effective October 14, 1998.


                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

Executive compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

The bonus portion of executive compensation is based entirely on the Corporation's return on assets. If the return on assets for the twelve month period ending in November is less than the minimum amount of one percent (1%), no cash bonuses are paid. If the return on assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on assets increases, the bonus percentage goes up at an increasing rate. The same bonus percentage is applied to all officers of the Corporation.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. In 1998, executive compensation was determined by the President and Executive Vice President of the Corporation considering the following factors without assigning any relative weight or importance to any factor:

         1.       Current compensation;
         2.       Cost of living;
         3. Salaries paid to executives at other banks; 4. Performance of the bank during the prior year; 5. Prospects of future growth and performance; and 6. The individual performance of the executive.

Stock price is not a factor in determining executive salaries or bonuses.

The salaries determined by the President and Executive Vice President were submitted to the full Board of Directors for approval. After reviewing the recommendations, the Board members had an opportunity to discuss any factors they deemed relevant - there was no agenda or specific list of factors to be discussed. The recommendations of the President and Executive Vice President were approved by the Board without adjustment.

The Corporation continues to follow its long standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                                            By the Board of Directors


Frank J. Bauer              Rudie L. Lauterbach          David A. Ulrich, Jr.
Sanford Fedderly            William P. McGovern          William J. Werry
William Gravitter           Robert W. Orth               Scott A. Wilson
Henry Karbiner, Jr          Ronald K. Puetz
Christ Krantz               John M. Rupcich

                             STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return on the Corporation's Common Stock over the last five fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks assuming that $100 is invested on December 31, 1993 with dividends reinvested.








                      TRI CITY FIVE YEAR STOCK PERFORMANCE




                                                  MAJOR
        PERIOD                                   REGIONAL         TRI CITY
(FISCAL YEAR COVERED)         S&P 500             BANKS           BANKSHARES
---------------------         -------            --------         ----------
        1993                   100.00              100.00             100.00
        1994                   101.32               94.65             114.62
        1995                   139.40              149.04             131.14
        1996                   171.40              203.64             149.72
        1997                   228.58              306.22             171.94
        1998                   293.91              338.34             196.87

                                 DIRECTORS' FEES

In 1998, the directors of the Corporation, who were not also officers of the Corporation, received $300 for each Board meeting attended.


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 1998 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

The estate of David A. Ulrich, a former officer and director of the Corporation, is the principal shareholder in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, a Tri City National Bank branch office located in Milwaukee, and eleven Tri City National Bank branch offices located in Pick N'Save food stores in Brookfield, Greenfield, Milwaukee, Oak Creek and West Allis. The Central Office building lease has a five-year term, through 2000, with one five-year renewal option. The branches located in local food stores have lease terms of three to five years, through December 1999, with three five-year renewal options. The annual rental for 1998 paid in connection with all of the aforementioned leases was $384,432, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Corporation is also obligated to pay property taxes, insurance and maintenance costs associated with the building.


                                 OTHER BUSINESS

The Board of Directors knows of no other business which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.


                                VOTING OF PROXIES

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement. Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Any shares not voted affirmatively, whether by abstention or broker nonvote, will generally have no impact on the election of directors.


                         INDEPENDENT PUBLIC ACCOUNTANTS

As of the date of this Proxy Statement, the Audit Committee and the Board of Directors have selected the independent accounting firm of Ernst & Young to serve as its auditors for the year ending December 31, 1999. Ernst & Young has served as the Corporation's accountants for the past sixteen years. The services provided by Ernst & Young since January 1, 1998 consisted of assisting in the preparation of financial statements, and audit reports with respect thereto, for the Corporation and its subsidiaries, and providing assistance in the preparation of periodic reports filed with the Securities and Exchange Commission. Representatives of said firm are expected to be present at the Annual Shareholders' Meeting and will have the opportunity to make a statement if they choose to do so and will be available to respond to appropriate questions.


                             SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 2000 Annual Meeting of Shareholders must be received by the Corporation no later than December 27, 1999.


                            PENDING LEGAL PROCEEDINGS

No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCES

The Corporation believes that during 1998, its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.


                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 20, 1999 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON,
SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.



By Order of the Board of Directors

/s/ Scott A. Wilson

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 4, 1999



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 1999 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE.

PROXY                    Tri City Bankshares Corporation                  PROXY
                           Annual Meeting-June 9, 1999
           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as his proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 9, 1999 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors
     For all nominees listed below   |_|       WITHHOLD AUTHORITY to vote   |_|
     (or their substitutes if any              for all nominees listed below
     nominees shall be unable to
     stand for election)

FRANK J. BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., CHRIST KRANTZ, RUDIE L. LAUTERBACH, WILLIAM P. MCGOVERN, ROBERT W. ORTH, RONALD K. PUETZ, JOHN M. RUPCICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                     (Over)




--------------------------------------------------------------------------------




The Board of Directors recommends a vote FOR item 1.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                                        Date ____________________________, 1999

                                             __________________________________

                                             __________________________________

                                            Please sign exactly as name  appears
                                            hereon.   For  joint  accounts,  all
                                            tenants  should  sign.    Executors,
                                            Administrators ,  Trustees,  etc.,
                                            should so indicate when signing.